 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2022

THE LOVESAC COMPANY
(Exact name of registrant as specified in its charter)

Delaware	001-38555	32-0514958
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation)	File Number)	Identification No.)

Two Landmark Square, Suite 300 Stamford, Connecticut 06901
(Address of Principal Executive Offices, and Zip Code)

(888) 636-1223
Registrant’s Telephone Number, Including Area Code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.00001 per share	LOVE	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

 If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 1, 2022 (the "Effective Date"), the Board of Directors (the "Board") of The Lovesac Company (the “Company”) appointed Mr. Vineet Mehra to its Board.

In connection with his election to the Board, Mr. Mehra will be entitled to receive compensation in accordance with the Company's non-employee Director Compensation Policy (the "Policy"), which is discussed in the Company's Proxy Statement filed with the Securities and Exchange Commission on April 18, 2022. Under this Policy, Mr. Mehra will receive a grant of 1,880 restricted stock units ("RSUs") of the Company’s common stock of which 50% vest on the one-year anniversary of the grant date and 50% on the two-year anniversary of the grant date, subject to Mr. Mehra's continued service on the Board on the vesting dates. In addition, Mr. Mehra is also entitled to an annual cash retainer of $50,000 payable in quarterly installments which he may elect to receive in the form of RSUs which vest on the anniversary of the grant date.

There are no arrangements or understandings between Mr. Mehra and any other person relating to his appointment to the Board. Neither Mr. Mehra nor any of his immediate family members have been or are currently proposed to be a participant in any transaction that would be required to be reported pursuant to Item 404(a) of Regulation S-K (17 CFR 229.404(a)).

Item 7.01 Regulation FD Disclosure.

The Lovesac Company issued a press release, dated July 1, 2022, announcing the appointment of Mr. Vineet Mehra to the Board of Directors. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated by reference herein.

The information in Items 7.01 and 9.01, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liabilities of that Section and shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise expressly stated in such filing

Item 9.01 Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description
99.1	Press Release dated July 1, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 5, 2022

THE LOVESAC COMPANY

	By:	/s/ Donna Dellomo
	Name:	Donna Dellomo
	Title:	Executive Vice President and Chief Financial Officer